Quarterly Holdings Report
for
Fidelity Advisor Freedom® 2055 Fund
June 30, 2023
AFF55-NPRT1-0823
1.927047.112
U.S. Treasury Obligations - 0.1%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.19% to 5.19% 7/27/23 (b) (Cost $1,574,123)	1,580,000	1,574,716

Domestic Equity Funds - 49.7%
	Shares	Value ($)
Fidelity Advisor Series Equity Growth Fund (c)	4,723,744	69,816,932
Fidelity Advisor Series Growth Opportunities Fund (c)	4,307,756	49,323,803
Fidelity Advisor Series Small Cap Fund (c)	2,402,948	27,754,044
Fidelity Series All-Sector Equity Fund (c)	2,434,170	25,242,347
Fidelity Series Commodity Strategy Fund (c)	76,907	7,444,549
Fidelity Series Large Cap Stock Fund (c)	5,379,672	101,675,797
Fidelity Series Large Cap Value Index Fund (c)	751,165	10,869,353
Fidelity Series Opportunistic Insights Fund (c)	3,521,573	60,465,411
Fidelity Series Small Cap Core Fund (c)	19,645	201,751
Fidelity Series Small Cap Opportunities Fund (c)	2,637,480	33,970,740
Fidelity Series Stock Selector Large Cap Value Fund (c)	5,086,251	63,985,035
Fidelity Series Value Discovery Fund (c)	4,420,995	65,519,152
TOTAL DOMESTIC EQUITY FUNDS (Cost $464,477,238)		516,268,914

International Equity Funds - 41.7%
	Shares	Value ($)
Fidelity Series Canada Fund (c)	2,123,825	30,285,751
Fidelity Series Emerging Markets Fund (c)	3,054,957	25,386,693
Fidelity Series Emerging Markets Opportunities Fund (c)	6,897,737	116,916,644
Fidelity Series International Growth Fund (c)	4,841,288	79,542,359
Fidelity Series International Small Cap Fund (c)	1,298,790	21,079,367
Fidelity Series International Value Fund (c)	7,216,697	79,816,674
Fidelity Series Overseas Fund (c)	6,345,623	79,574,111
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $397,332,432)		432,601,599

Bond Funds - 7.2%
	Shares	Value ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (c)	111,187	878,380
Fidelity Series Emerging Markets Debt Fund (c)	684,430	5,064,784
Fidelity Series Emerging Markets Debt Local Currency Fund (c)	182,801	1,718,328
Fidelity Series Floating Rate High Income Fund (c)	90,421	810,175
Fidelity Series High Income Fund (c)	641,389	5,252,975
Fidelity Series International Credit Fund (c)	30,540	235,466
Fidelity Series Investment Grade Bond Fund (c)	36,509	363,264
Fidelity Series Long-Term Treasury Bond Index Fund (c)	9,805,895	59,031,490
Fidelity Series Real Estate Income Fund (c)	150,071	1,437,683
TOTAL BOND FUNDS (Cost $92,011,136)		74,792,545

Short-Term Funds - 1.3%
	Shares	Value ($)
Fidelity Cash Central Fund 5.14% (d)	1,258,036	1,258,288
Fidelity Series Government Money Market Fund 5.17% (c)(e)	11,727,121	11,727,121
Fidelity Series Short-Term Credit Fund (c)	19,342	185,878
TOTAL SHORT-TERM FUNDS (Cost $13,170,297)		13,171,287

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $968,565,226)	1,038,409,061
NET OTHER ASSETS (LIABILITIES) - 0.0%	(342,154)
NET ASSETS - 100.0%	1,038,066,907

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	206	Sep 2023	23,126,719	(378,693)	(378,693)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	235	Sep 2023	25,167,031	(387,685)	(387,685)

TOTAL PURCHASED					(766,378)

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	36	Sep 2023	8,078,850	(250,285)	(250,285)
ICE MSCI EAFE Index Contracts (United States)	49	Sep 2023	5,280,975	(39,191)	(39,191)
ICE MSCI Emerging Markets Index Contracts (United States)	183	Sep 2023	9,130,785	80,337	80,337

TOTAL SOLD					(209,139)

TOTAL FUTURES CONTRACTS					(975,517)
The notional amount of futures purchased as a percentage of Net Assets is 4.6%
The notional amount of futures sold as a percentage of Net Assets is 2.2%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,574,716.
(c)	Affiliated Fund
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(e)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.14%	1,757,727	6,878,322	7,377,761	21,658	-	-	1,258,288	0.0%
Total	1,757,727	6,878,322	7,377,761	21,658	-	-	1,258,288

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Advisor Series Equity Growth Fund	64,652,002	2,503,227	4,901,498	-	(348,917)	7,912,118	69,816,932
Fidelity Advisor Series Growth Opportunities Fund	45,719,058	2,014,176	4,665,504	-	(1,273,523)	7,529,596	49,323,803
Fidelity Advisor Series Small Cap Fund	25,940,178	1,881,371	1,163,282	-	(45,410)	1,141,187	27,754,044
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	865,068	33,623	1,708	130	5	(18,608)	878,380
Fidelity Series All-Sector Equity Fund	23,372,397	749,460	1,180,128	-	22,239	2,278,379	25,242,347
Fidelity Series Canada Fund	27,741,195	1,783,239	360,535	-	7,864	1,113,988	30,285,751
Fidelity Series Commodity Strategy Fund	6,668,147	949,088	12,809	-	(124)	(159,753)	7,444,549
Fidelity Series Emerging Markets Debt Fund	4,732,282	306,353	8,881	72,902	(34)	35,064	5,064,784
Fidelity Series Emerging Markets Debt Local Currency Fund	1,615,589	56,936	2,903	-	34	48,672	1,718,328
Fidelity Series Emerging Markets Fund	16,757,518	8,133,565	-	-	-	495,610	25,386,693
Fidelity Series Emerging Markets Opportunities Fund	113,838,421	-	232,918	-	(24,753)	3,335,894	116,916,644
Fidelity Series Floating Rate High Income Fund	752,974	50,835	1,708	17,342	(3)	8,077	810,175
Fidelity Series Government Money Market Fund 5.17%	9,487,143	3,540,541	1,300,563	120,993	-	-	11,727,121
Fidelity Series High Income Fund	4,756,761	497,626	9,223	73,671	16	7,795	5,252,975
Fidelity Series International Credit Fund	235,818	1,788	-	1,788	-	(2,140)	235,466
Fidelity Series International Growth Fund	73,303,230	3,604,973	395,313	-	373	3,029,096	79,542,359
Fidelity Series International Small Cap Fund	20,013,046	828,372	36,020	-	997	272,972	21,079,367
Fidelity Series International Value Fund	73,108,858	4,192,257	668,416	-	22,113	3,161,862	79,816,674
Fidelity Series Investment Grade Bond Fund	188,886	181,945	1,025	3,335	2	(6,544)	363,264
Fidelity Series Large Cap Stock Fund	93,980,464	3,022,512	2,075,072	-	59,098	6,688,795	101,675,797
Fidelity Series Large Cap Value Index Fund	9,952,318	695,273	218,575	-	506	439,831	10,869,353
Fidelity Series Long-Term Treasury Bond Index Fund	55,182,905	5,663,826	97,692	417,677	580	(1,718,129)	59,031,490
Fidelity Series Opportunistic Insights Fund	55,752,930	1,791,918	2,697,802	-	(34,814)	5,653,179	60,465,411
Fidelity Series Overseas Fund	73,231,508	3,571,946	585,949	-	8,367	3,348,239	79,574,111
Fidelity Series Real Estate Income Fund	1,602,747	88,019	265,948	26,022	(29,748)	42,613	1,437,683
Fidelity Series Short-Term Credit Fund	177,399	9,277	-	1,248	-	(798)	185,878
Fidelity Series Small Cap Core Fund	-	192,531	-	115	-	9,220	201,751
Fidelity Series Small Cap Opportunities Fund	31,715,646	1,752,614	1,259,631	-	(71,261)	1,833,372	33,970,740
Fidelity Series Stock Selector Large Cap Value Fund	59,138,458	3,195,308	1,154,249	-	(11,368)	2,816,886	63,985,035
Fidelity Series Value Discovery Fund	60,417,300	3,932,243	692,577	-	(12,202)	1,874,388	65,519,152
	954,900,246	55,224,842	23,989,929	735,223	(1,729,963)	51,170,861	1,035,576,057

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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